Exhibit 99.1

NVIDIA Announces Strategic Partnership with Lumentum to Develop State-of-the-Art Optics Technology

NVIDIA to invest $2B in Lumentum to grow capacity, advance U.S.-based manufacturing and deepen R&D collaboration in data center optics

SANTA CLARA and SAN JOSE, Calif. — March 2, 2026 — NVIDIA today announced multi-year strategic agreements with Lumentum Holdings Inc. (NASDAQ: LITE) to accelerate innovation in advanced optics technologies, including research and development to enable next-generation AI infrastructure and systems designs.

The non-exclusive agreement includes an NVIDIA multi-billion purchase commitment and future capacity access rights for advanced laser components. In addition, NVIDIA is investing $2 billion in Lumentum to support R&D, future capacity and operations as the company builds out its U.S.-based manufacturing capabilities in a new fab.

Optical interconnect technology and package integration are critical for the continued scaling of AI factories, improving the energy efficiency and resiliency of large-scale AI networks. This expanded collaboration will draw on the strengths of NVIDIA’s leadership in AI, accelerated computing and networking and Lumentum’s leadership in optics and advanced manufacturing. The investment enables Lumentum to scale its manufacturing capacity and R&D to meet the needs of future AI data centers.

“AI has reinvented computing and is driving the largest computing infrastructure buildout in history,” said Jensen Huang, founder and CEO of NVIDIA. “Together with Lumentum, NVIDIA is advancing the world’s most sophisticated silicon photonics to build the next generation of gigawatt-scale AI factories.”

“This multi-year strategic agreement reflects our shared commitment to advancing the optics technologies that will power the next generation of AI infrastructure,” said Michael Hurlston, CEO of Lumentum. “In support of this collaboration, we are also investing in a new fabrication facility to increase capacity and accelerate innovation. We’re excited to work together to expand what’s possible for the AI optical architectures of tomorrow.”

About NVIDIA

NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: together with Lumentum, NVIDIA advancing the world’s most sophisticated silicon photonics to build the next generation of gigawatt-scale AI factories; the benefits, impact, performance, and availability of NVIDIA’s products, services, and technologies; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments; expectations with respect to AI and related industries; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing product and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

© 2026 NVIDIA Corporation. All rights reserved. NVIDIA and the NVIDIA logo are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

About Lumentum

Lumentum (NASDAQ: LITE) is a global leader in optical and photonic technologies that power the networks and infrastructure behind AI, cloud computing, and next-generation communications. Built on decades of photonics innovation, Lumentum delivers high-performance lasers, modules, and optical subsystems that enable scalable, energy-efficient data center connectivity, advanced telecom networks, industrial manufacturing, and sensing applications. Headquartered in San Jose, California, the company operates R&D, manufacturing, and sales facilities worldwide. Learn more at www.lumentum.com.

Lumentum Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding: our belief and expectations with respect to the multi-year strategic agreement with NVIDIA, including future innovation in advanced optics technologies, research and development to enable next-generation AI infrastructure and systems designs, future capacity for advanced laser components, and the expansion of manufacturing capabilities and capacity by the acquisition of a future fabrication facility to meet the needs of future AI data centers. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) uncertainty and volatility in the global markets, including uncertainty and volatility in the macroeconomic environment, volatility and uncertainty with respect to economic growth, inflationary pressures, changes in the political or economic environment, such as geopolitical conflicts, war, international trade regulation and restrictions (including tariffs, duties and export controls to be implemented by the U.S. and other countries), including for certain rare earth minerals, and the effect of such market disruptions on demand for our products, technology spending by our customers, our costs and expenses and our ability to obtain components for our products; (b) our ability to increase our manufacturing capacity and our ability and the ability of our suppliers and contract manufacturers to meet production, quality, and delivery requirements for our forecasted demand; (c) failure to successfully integrate acquisitions into our business or that we will not achieve the expected benefits, among others. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 2025 filed with the Securities and Exchange Commission available at www.sec.gov, under the “Risk Factors” section and elsewhere. The forward-looking statements contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

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For further information, contact:

Mylene Mangalindan

Corporate Communications

NVIDIA Corporation

press@nvidia.com

Toshiya Hari

Investor Relations

NVIDIA Corporation

toshiyah@nvidia.com

Victoria McDonald

Corporate Communications

Lumentum Holdings Inc.

media@lumentum.com

Kathy Ta

Investor Relations

Lumentum Holdings Inc.

investor.relations@lumentum.com